UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 13, 2009, the Registrant received an executed amendment number 3 (“Amendment 3”) to its Contract for Furnishing Health Services by a Managed Care Organization (the “Harmony Contract”) between the State of Illinois Department of Healthcare and Family Services and Harmony Health Plan of Illinois, Inc., a wholly-owned subsidiary of the Registrant (“Harmony”), pursuant to which Harmony administers Medicaid services in the State of Illinois.  Amendment 3 amends the Harmony Contract by, among other things:

(1)
Adjusting the capitation rates payable to Harmony for specific subgroups of enrollees for the period August 1, 2008 through July 31, 2009.  Harmony does not anticipate these adjustments will represent a material change in the overall amount payable to it under the Harmony Contract;

(2)	Extending the reconciliation period applicable to the Medical Loss Ratio (as defined in the Harmony Contract) guarantee from two years to three years, the length of the contract term;

(3)
Expanding the provisions relating to the Illinois Business Enterprise Program by adding specific goals and procedures regarding the engagement of subcontractors that are owned by minorities, females or disabled persons; and

(4)	Effective January 1, 2009, adding Kane County to the areas Harmony services under the Harmony Contract, with an enrollment limit of 15,000 enrollees in Kane County.

Except as noted above, the effective date of Amendment 3 to the Harmony Contract is August 1, 2008 and is effective through July 31, 2009.  A copy of Amendment 3 is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-described amendment.  The above description is qualified in its entirety by reference to the amendment.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the U.S. Securities and Exchange Commission.  The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01               Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Amendment number 3 to Contract for Furnishing Health Services between the State of Illinois Department of Healthcare and Family Services and Harmony Health Plan of Illinois, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
January 19, 2009	/s/ Heath Schiesser President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment number 3 to Contract for Furnishing Health Services between the State of Illinois Department of Healthcare and Family Services and Harmony Health Plan of Illinois, Inc.